                                                                     EXHIBIT 4.3

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                            ORMAT TECHNOLOGIES, INC.

                                       TO

                         UNION BANK OF CALIFORNIA, N.A.
                                     Trustee

                               ------------------

                                    INDENTURE

                          Dated as of January 16, 2006

                          SUBORDINATED DEBT SECURITIES

                               ------------------

===============================================================================

                            Ormat Technologies, Inc.
     Reconciliation and tie between Trust Indenture Act of 1939, as amended, and Indenture, dated as of January 16, 2006

Trust Indenture Act
Section                                                        Indenture Section
Section 310 (a)(1)   ........................................  609
            (a)(2)   ........................................  609
            (a)(3)   ........................................  Not Applicable
            (a)(4)   ........................................  Not Applicable
            (b)      ........................................  608
                                                               610
Section 311 (a)      ........................................  613
            (b)      ........................................  613
Section 312 (a)      ........................................  701
                                                               702 (a)
            (b)      ........................................  702 (b)
            (c)      ........................................  702 (a)
Section 313 (a)      ........................................  703 (a)
            (b)      ........................................  703 (a), 703 (b)
            (c)      ........................................  703 (a)
            (d)      ........................................  703 (b)
Section 314 (a)      ........................................  704
            (a)(4)   ........................................  101
                                                               1004
            (b)      ........................................  Not Applicable
            (c)(1)   ........................................  102
            (d)(2)   ........................................  102
            (c)(3)   ........................................  Not Applicable
            (d)      ........................................  Not Applicable
            (e)      ........................................  102
Section 315 (a)      ........................................  601
            (b)      ........................................  602
            (c)      ........................................  601
            (d)      ........................................  601
            (e)      ........................................  514
Section 316 (a)      ........................................  101
            (a)(1)(A)........................................  502
                                                               512
            (a)(1)(B)........................................  513
            (a)(2)   ........................................  Not Applicable

            (b)      ........................................  508
            (c)      ........................................  104
Section 317 (a)(1)   ........................................  503
            (a)(2)   ........................................  504
            (b)      ........................................  1003
Section 318 (a)      ........................................  107

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NOTE:   This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS

                                       -i-

Section 503.  Collection of Indebtedness and Suits for Enforcement

Section 508.  Unconditional Right of Holders to Receive Principal,

ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY

                                      -ii-

ARTICLE EIGHT CONSOLIDATION, MERGER, CONVEYANCE,

Section 1110. Reliance on Judicial Order or Certificate of Liquidating Agent..73
Section 1111. Trustee Not Fiduciary for Holders of Senior Indebtedness........73
Section 1112. Rights of Trustee as Holder of Senior Indebtedness;

                                      -iii-

Section 1401. Applicability of Article; Company's Option to Effect

Section 1405. Deposited Money and U.S. Government Obligations to be Held
                in Trust; Other Miscellaneous Provisions......................83
Section 1406. Reinstatement...................................................84

--------------

NOTE:   This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                      -iv-

          INDENTURE, dated as of January 16, 2006, between Ormat Technologies,
Inc., a Delaware corporation (herein called the "Company"), having its principal office at 980 Greg Street, Sparks, Nevada 89431, and Union Bank of California,
N.A., a national banking association, as Trustee (herein called the "Trustee").

                                    RECITALS

          The Company has duly authorized the execution and delivery of this
Indenture to provide for the issuance from time to time of its direct, unsecured and subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this
Indenture provided.

          All things necessary to make this Indenture a valid agreement of the
Company, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the
Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

Section 101. Definitions.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust
     Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term
     "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

          (4) unless the context otherwise requires, any reference to an
     "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

          (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular
     Article, Section or other subdivision; and

          (6) references to "dollar", "dollars" and "$" are to United States dollars.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition,
"control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise;
and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate
Securities of one or more series.

          "Board of Directors" means any of the board of directors of the
Company or any duly authorized committee of that board or any officer of the
Company, to which authority to act on behalf of the Board of Directors has been duly delegated.

          "Board Resolution" means a copy of a resolution certified by the
Secretary or Assistant Secretary of the Company to have been duly adopted by the
Board of Directors or any duly authorized committee of that board or any officer of the Company, to which authority to act on behalf of the Board of Directors has been duly delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which

                                      -2-

banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

          "Commission" means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter
"Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Deputy
Chairman, its President or any Vice President, its Treasurer or Assistant
Treasurer, or its Secretary or any Assistant Secretary, and delivered to the
Trustee.

          "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 350 California
Street, 11th Floor, San Francisco, CA 94104.

          "corporation" means a corporation, association, company, joint stock company, statutory trust or business trust.

          "Covenant Defeasance" has the meaning specified in Section 1403.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Defeasance" has the meaning specified in Section 1402.

          "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global
Securities, the clearing agency registered under the Exchange Act specified for that purpose as contemplated by Section 301.

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

                                      -3-

          "Expiration Date" has the meaning specified in Section 104.

          "Global Security" means a Security that evidences all or part of the
Securities of any series and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated by Section 301 for such Securities).

          "Holder" means a Person in whose name a Security is registered in the
Security Register.

          "Incur" means, with respect to any indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such indebtedness or other obligation or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such indebtedness or other obligation as a liability on the balance sheet of such Person (and "Incurrence,"
"Incurred," "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming indebtedness shall not be deemed an Incurrence of such indebtedness.

          "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

          "interest", when used with respect to an Original Issue Discount
Security which by its terms bears interest only after Maturity, means interest payable after Maturity at the rate prescribed in such Original Issue Discount
Security.

          "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Investment Company Act" means the U.S. Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

          "Junior Subordinated Payment" has the meaning specified in Section
1102.

                                      -4-

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Notice of Default" means a written notice of the kind specified in
Section 501(4).

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, its Deputy Chairman, the Chief Executive Officer, the President or
any Vice President, or the Secretary or any Assistant Secretary of the Company,
and delivered to the Trustee. One of the officers signing an Officers'
Certificate given pursuant to Section 1006 shall be the principal executive, financial or accounting officer of the Company.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company.

          "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent
     (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the
     Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this
     Indenture or provision therefor satisfactory to the Trustee has been made;

          (3) Securities as to which Defeasance has been effected pursuant to
     Section 1302; and

          (4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated
     and

                                      -5-

     delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (i) the principal amount of an Original Issue
Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof pursuant to Section 502, (ii) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by
Section 301, (iii) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such
Security (or, in the case of a Security described in Clause (i) or (ii) above)
of the amount determined as provided in such Clause, and (iv) Securities owned by the Company or any other obligor upon the Securities of any Affiliate of the
Company or of such other obligor shall be disregarded and deemed not to be
Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such
Securities and that the pledgee is not the Company or any other obligor upon the
Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

          "Payment Blockage Period" has the meaning specified in Section 1103.

          "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including, without limitation, the rate or rates of interest or formula for determining the rate or rates of interest thereon, if any, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company upon the issuance of such Securities.

                                      -6-

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any)
and interest on the Securities of that series are payable as specified as contemplated by Section 301.

          "Predecessor Security" of any particular Security means every previous
Security evidencing all or a portion of the same debt as that evidenced by such particular Security and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Proceeding" has the meaning specified in Section 1102.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this
Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this
Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment
Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

          "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Securities" has the meaning stated in the first recital of this
Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                                      -7-

          "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

          "Securities Payment" has the meaning specified in Section 1102.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Senior Indebtedness" means the principal of, premium, if any, and interest on and any other payment due pursuant to any of the following, whether
Incurred on or prior to the date hereof or hereafter Incurred:

          (i) all obligations of the Company for borrowed money;

          (ii) all obligations of the Company evidenced by securities, notes, debentures, bonds or other similar instruments (other than the Securities), including obligations Incurred in connection with the acquisition of property, assets or businesses;

          (iii) all capital lease obligations of the Company;

          (iv) all reimbursement obligations of the Company with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Company;

          (v) all obligations of the Company issued or assumed as the deferred purchase price of property or services, including all obligations under master lease transactions pursuant to which the Company or any of its subsidiaries have agreed to be treated as owner of the subject property for
     U.S. federal income tax purposes;

          (vi) all payment obligations of the Company under interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements at the time of determination, including any such obligations
     Incurred by the Company solely to act as a hedge against increases in interest rates that may occur -7- under the terms of other outstanding variable or floating rate indebtedness of the Company; and

          (vii) all obligations of the type referred to in clauses (i) through
     (vii) above of another Person and all dividends of another Person the payment of which, in either case, the Company has assumed or guaranteed or for which the Company is responsible or liable, directly or indirectly, jointly or severally, as obligor, guarantor or otherwise;

                                      -8-

provided, however, that "Senior Indebtedness" shall not include: (1)
indebtedness or monetary obligations to trade creditors created or assumed by the Company in the ordinary course of business including liabilities under reinsurance and retrocessional agreements; (2) indebtedness that is by its terms subordinate, or not superior, in right of payment to the Securities; (3)
indebtedness owed by the Company to any Subsidiary or Subsidiaries or (4) any
indebtedness of the Company to its Affiliates (including all debt securities and guarantees in respect of those debt securities, issued to any trust, partnership or other entity affiliated with the Company that is a financing vehicle of the
Company (a "financing entity") in connection with the issuance by such financing entity of common securities and preferred securities or other securities guaranteed by the Company) unless otherwise expressly provided in the terms of any such indebtedness.

          "Senior Nonmonetary Default" has the meaning specified in Section
1103.

          "Senior Payment Default" has the meaning specified in Section 1103.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which at the time of determination is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the
Company and one or more other Subsidiaries. For the purposes of this definition,
"voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Trust Indenture Act" means the U.S. Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date,
"Trust Indenture Act" means, to the extent required by any such amendment, the
Trust Indenture Act of 1939 as so amended.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter
"Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one

                                      -9-

such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "U.S. Government Obligations" has the meaning specified in Section
1404.

          "Vice President", when used with respect to the Company or the
Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

Section 102. Compliance Certificates and Opinions.

          (a) Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee:

          (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signer all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all conditions precedent have been complied with.

          (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1006) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                                      -10-

Section 103. Form of Documents Delivered to Trustee.

          (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such
Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          (b) Any certificate or opinion of any officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the
Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104. Acts of Holders; Record Dates.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this
Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                                      -11-

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Securities shall be proved by the Security
Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the
Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the
Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding
Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the
Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration

                                      -12-

Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

          (f) The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding
Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable
Expiration Date by Holders of the requisite principal amount of Outstanding
Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable
Expiration Date to be given to the Company in writing and to each Holder of
Securities of the relevant series in the manner set forth in Section 106.

          (g) With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the
"Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an
Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration
Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph.

          (h) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

                                      -13-

Section 105. Notices, Etc., to Trustee and Company.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate
     Trust Department, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, Attention: President.

Section 106. Notice to Holders; Waiver.

          (a) Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date
(if any), prescribed for the giving of such notice. In any case where notice to
Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the
Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107. Conflict with Trust Indenture Act.

                                      -14-

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust
Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may
be.

Section 108. Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109. Successors and Assigns.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110. Separability Clause.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111. Benefits of Indenture.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112. Governing Law; Submission to Jurisdiction.

          (a) This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws.

          (b) The Company agrees that any judicial proceedings instituted in relation to any matter arising under this Indenture or the Securities appertaining thereto may be brought in any United States Federal or New York
State court sitting in the Borough of Manhattan, The City of New York, New York
to the extent that such court has subject matter jurisdiction over the controversy, and, by execution and delivery of this Indenture, the Company hereby irrevocably accepts, generally and unconditionally,

                                      -15-

the jurisdiction of the aforesaid courts, acknowledges their competence and irrevocably agrees to be bound by any judgment rendered in such proceeding.

Section 113. Legal Holidays.

          In any case where any Interest Payment Date, Redemption Date or Stated
Maturity of any Security or any other specified date with respect to any
Security shall not be a Business Day at any Place of Payment, then
(notwithstanding any other provision of this Indenture or of the Securities
(other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal
(and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date,
Redemption Date, at the Stated Maturity or such other specified date, provided that no interest, principal or premium (if any) shall accrue with respect to such payment, for the period from and after such Interest Payment Date,
Redemption Date, Stated Maturity or such other specified date, as the case may
be. However, if such next succeeding Business Day is in the next succeeding calendar month or calendar year, as applicable, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such Interest Payment Date, Redemption Date, Stated Maturity or
otherwise.

                                   ARTICLE TWO

                                 Security Forms

Section 201. Forms Generally.

          (a) The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the
Company and delivered to the Trustee at or prior to the delivery of the Company
Order contemplated by Section 303 for the authentication and delivery of such
Securities.

                                      -16-

          (b) The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

          (c) The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202. Form of Face of Security.

          [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                                             ORMAT TECHNOLOGIES, INC.

                    ----------------------------------------

No.___________                                                      $___________

          Ormat Technologies, Inc., a Delaware corporation (herein called the
"Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to
_________________________ or registered assigns, the principal sum of
__________________________ Dollars on ________________________________ [If the
Security is to bear interest prior to Maturity, insert --, and to pay interest thereon from ______________________ or from the most recent Interest Payment
Date to which interest has been paid or duly provided for, semi-annually on
___________________ and ___________________in each year, commencing
_________________________, at the rate of ___ % per annum, until the principal hereof is paid or made available for payment [If applicable, insert --, provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the
Regular Record Date for such interest, which shall be the ________________or
________________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such
Regular Record Date and may either be paid to the Person in whose name this
Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment

                                      -17-

of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the
Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture]. [If the
Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ___ % per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand.] [If applicable, insert -- Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of ___ % per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]

          Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in______________, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert -- ;
provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                      -18-

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: _______

                                               ORMAT TECHNOLOGIES, INC.

                                               ---------------------------------
                                               Authorized Signatory

Section 203. Form of Reverse of Security.

          This Security is one of a duly authorized issue of securities of the
Company (herein called the "Securities"), issued and to be issued in one or more series under a Subordinated Debt Securities Indenture, dated as of January 16,
2006 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and Union Bank of California,
N.A., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior
Indebtedness and the Holders of the Securities and of the terms upon which the
Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert --, limited in aggregate principal amount to $___________].

          [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice, [if applicable, insert -- (1) on
________ in any year commencing with the year _______ and ending with the year
________ through operation of the sinking fund for this series at a Redemption
Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert -- on or after ______, 20__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert -- on or before_________, __%, and if redeemed] during the 12-month period beginning
_______ of the years indicated.

                         Redemption                         Redemption
          Year             Price             Year             Price
     --------------    --------------   --------------    --------------

                                      -19-

and thereafter at a Redemption Price equal to ___ % of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the
Indenture.]

          [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ___________ in any year commencing with the year ___ and ending with the year _____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert -- on or after ___________,] as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ___________ of the years indicated,

                                                        Redemption Price For
                                                        Redemption Otherwise
                      Redemption Price For                  Than Through
                       Redemption Through                 Operation of the
     Year         Operation of the Sinking Fund             Sinking Fund
 ------------     -----------------------------       -------------------------

and thereafter at a Redemption Price equal to ___ % of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption
Date will be payable to the Holders of such Securities, or one or more
Predecessor Securities, of record at the close of business on the relevant
Record Dates referred to on the face hereof, all as provided in the Indenture.]

                                      -20-

          [If applicable, insert -- Notwithstanding the foregoing, the Company may not, prior to ____________, redeem any Securities of this series as contemplated by [if applicable, insert -- Clause 2 of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the
Company (calculated in accordance with generally accepted financial practice) of less than __% per annum.]

          [If applicable, insert -- The sinking fund for this series provides for the redemption on ___________ in each year beginning with the year
___________ and ending with the year ___________ of [if applicable, insert --
not less than] $____ [("mandatory sinking fund") and not more than $ _______]
aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert -- mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made -- in the inverse order in which they become due.]

          [If the Security is subject to redemption of any kind, insert -- In the event of redemption of this Security in part only, a new Security or
Securities of this series and of a like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

          [If the Security is not subject to redemption, insert -- This Security is not redeemable prior to Stated Maturity.]

          [The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security or] [certain restrictive covenants and
Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth therein.]

          The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this
Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter created, Incurred, assumed or guaranteed, and waives reliance by each such Holder upon said provisions.

                                      -21-

          [If the Security is not an Original Issue Discount Security, insert --
If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

          [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the
Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the
Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the majority of the Holders in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the
Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the
Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the
Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the
Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of
Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of
Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to

                                      -22-

any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security
Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the
Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $ ________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 204. Form of Legend for Global Securities.

                                      -23-

          Unless otherwise specified as contemplated by Section 301 for the securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

          "This Security is a Global Security within the meaning of the
          Indenture hereinafter referred to and is registered in the name of a
          Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this
          Security in whole or in part may be registered in the name of any
          Person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture."

Section 205. Form of Trustee's Certificate of Authentication.

          The Trustee's certificates of authentication shall be in substantially the following form:

          "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                           UNION BANK OF CALIFORNIA, N.A.,
                                              as Trustee

                                           By
                                              ----------------------------------
                                                     Authorized Officer"

                                  ARTICLE THREE

                                 The Securities

Section 301. Amount Unlimited; Issuable in Series.

          (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          (b) The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                                      -24-

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture
     (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1207 and except for any
     Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

          (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the
     Regular Record Date for such interest;

          (4) the date or dates on which the principal of the Securities of the series is payable;

          (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the
     Regular Record Date for the interest payable on any Interest Payment Date;

          (6) the place or places where the principal of (and premium, if any)
     and interest on Securities of the series shall be payable;

          (7) the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

          (8) the obligation, if any, of the Company to redeem or purchase
     Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (9) any provisions necessary to permit or facilitate the issuance, payment or conversion of any Securities of the series that may be converted into

                                      -25-

     securities or other property (including shares of the Company's common or preferred shares or other securities of the Company) other than Securities of the same series and of like tenor, whether in addition to, or in lieu of, any payment of principal or other amount and whether at the option of the Company or otherwise;

          (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (11) if other than the currency of the United States of America, the currency, currencies, composite currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 101;

          (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the
     Holder thereof, in one or more currencies, composite currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies, composite currency, composite currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

          (13) if the amount of payments of principal of and any premium or interest on the Securities of the series may be determined with reference to an index, a formula or any other method, the manner in which such amounts shall be determined;

          (14) if other than the entire principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
     Section 502;

          (15) if the principal amount payable at the Stated Maturity of any
     Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated
     Maturity

                                      -26-

     (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

          (16) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 1402 or Section
     1403 or both such Sections and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

          (17) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global
     Security in addition to or in lieu of that set forth in Section 204 and any circumstances in addition to or in lieu of those set forth in paragraph (h)
     of Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global
     Security in whole or in part may be registered, in the name or names of
     Persons other than the Depositary for such Global Security or a nominee thereof;

          (18) any addition to, elimination of, or other change in the Events of
     Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

          (19) any addition to, elimination of, or other change in the covenants set forth in Article Ten which applies to Securities of the series;

          (20) any proposed listing on any national or foreign securities exchange of the Securities of the series; and

          (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
     Section 901(5)).

          (c) All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to in paragraph (a) above or in any such indenture supplemental hereto.

          (d) If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be

                                      -27-

certified by the Secretary or an Assistant Secretary of the Company and
delivered to the Trustee at or prior to the delivery of the Officers'
Certificate setting forth the terms of the series.

          (e) With respect to Securities of a series offered in a Periodic
Offering, the Board Resolution (or action taken pursuant thereto), Officers'
Certificate or supplemental indenture referred to above may provide general terms or parameters for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a
Company Order or that such terms shall be determined by the Company in accordance with other procedures specified in a Company Order as contemplated by
Section 303(c).

          (f) Notwithstanding Section 301(b)(2) and unless otherwise expressly provided with respect to a series of Securities, the aggregate principal amount of a series of Securities may be increased and additional Securities of such series may be issued up to the maximum aggregate principal amount authorized with respect to such series as increased.

          (g) The Securities shall be subordinated in right of payment to Senior
Indebtedness as provided in Article Eleven.

Section 302. Denominations.

          The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such provisions with respect to the
Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303. Execution, Authentication, Delivery and Dating.

          (a) The Securities shall be executed on behalf of the Company by its
Chairman, its Deputy Chairman, its President or one of its Vice Presidents. The
signature of any of these officers on the Securities may be manual or facsimile.

          (b) Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                                      -28-

          (c) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such
Securities; provided, however, that in the case of Securities offered in a
Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing)
acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of
Securities of such series. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to
Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating:

          (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

          (2) if the terms of such Securities have been, or in the case of
     Securities of a series offered in a Periodic Offering, will be, established by or pursuant to a Board Resolution as permitted by Section 301, that such terms have been, or in the case of Securities of a series offered in a
     Periodic Offering, the manner of determining such terms have been, established in conformity with the provisions of this Indenture, subject, in the case of Securities of a series offered in a Periodic Offering, to any conditions specified in such Opinion of Counsel; and

          (3) that such Securities, when authenticated and delivered by the
     Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will

                                      -29-

affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          (d)(i) Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers'
     Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued.

          (ii) with respect to Securities of a series offered in a Periodic
     Offering, the Trustee may rely, as to the authorization by the Company of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of
     Counsel and the other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, in connection with the first authentication of Securities of such series.

          (e) Each Security shall be dated the date of its authentication.

          (f) No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such
Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304. Temporary Securities.

          (a) Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions,

                                      -30-

omissions, substitutions and other variations as the officers executing such
Securities may determine, as evidenced by their execution of such Securities.

          (b) If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive
Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the
Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series and of a like tenor of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this
Indenture as definitive Securities of such series and tenor.

Section 305. Registration, Registration of Transfer and Exchange.

          (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering
Securities and transfers of Securities as herein provided.

          (b) Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the
Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

          (c) At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any
Securities are so surrendered for exchange, the Company shall execute, and the
Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          (d) All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the
Securities surrendered upon such registration of transfer or exchange.

                                      -31-

          (e) Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the
Holder thereof or his attorney duly authorized in writing.

          (f) No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1207 not involving any transfer.

          (g) If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1203 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          (h) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture . Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, no Global Security shall be registered for transfer or exchange, or authenticated or delivered, pursuant to this Section 305 or
Sections 304, 306, 906 or 1207 in the name of a Person other than the Depositary for such Security or its nominee until (i) the Depositary with respect to a
Global Security notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or the Depositary ceases to be a clearing agency registered under the Exchange Act and the Company notifies the Trustee that it is unable to locate a qualified successor Depositary, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so transferable and exchangeable or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series.
Upon the occurrence in respect of any Global Security of any series of any one or more of the conditions specified in clauses (i), (ii) or (iii) of the preceding sentence or such other conditions as may be specified as contemplated by Section 301 for such series, such Global Security may be registered for transfer or exchange for Securities registered in the names of, or authenticated and delivered to, such Persons as the Depositary with respect to such series shall direct.

                                      -32-

          (i) Except as provided in the preceding paragraph, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1207 or otherwise, shall also be a
Global Security and bear the legend specified in Section 204. Notwithstanding any other provision of this Indenture, a Global Security may not be transferred except as a whole by the Depositary for such Global Security to a nominee of such Depositary or to another Depositary or a nominee thereof or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or to another Depositary or a nominee thereof.

Section 306. Mutilated, Destroyed, Lost and Stolen Securities.

          (a) If any mutilated Security is surrendered to the Trustee, the
Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          (b) If there shall be delivered to the Company and the Trustee (i)
evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen
Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          (c) In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          (d) Upon the issuance of any new Security under this Section, the
Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          (e) Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                                      -33-

          (f) The provisions of this Section are exclusive and shall preclude
(to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307. Payment of Interest; Interest Rights Preserved.

          (a) Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date for such interest.

          (b) Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date
(herein called "Defaulted Interest") shall forthwith cease to be payable to the
Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the
     Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such
     Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at such Holder's address as it appears in the Security
     Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record
     Date therefor having

                                      -34-

     been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor
     Securities) are registered at the close of business on such Special Record
     Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the
     Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the
     Trustee.

          (c) Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308. Persons Deemed Owners.

          (a) Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the
Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          (b) Notwithstanding the foregoing, with respect to any Global
Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such Global Security or impair, as between such depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such depositary as a Holder of such Global Security.

          (c) None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 309. Cancellation.

                                      -35-

          All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled
Securities held by the Trustee shall be disposed of in accordance with its normal procedures unless otherwise directed by a Company Order.

Section 310. Computation of Interest.

          Except as otherwise specified as contemplated by Section 301 for
Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR

                           Satisfaction and Discharge

Section 401. Satisfaction and Discharge of Indenture.

          (a) This Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when:

          (1) either

          (A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                                      -36-

          (B) all such Securities of such series not theretofore delivered to the Trustee for cancellation

               (i) have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the
          Company,

          and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on the Securities of such series not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of
          Securities which have become due and payable) or to the Stated
          Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this
     Indenture with respect to the relevant series of Securities have been complied with.

          (b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402. Application of Trust Money.

                                      -37-

          Subject to provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this
Indenture, to the payment, either directly or through any Paying Agent
(including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the
Trustee. Money so held in trust under this Article Four shall not be subject to the provisions of Article Eleven, provided the applicable conditions of Section
401 have been satisfied.

                                  ARTICLE FIVE

                                    Remedies

Section 501. Events of Default.

          "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such
Event of Default and whether it shall be occasioned by the provisions of Article
Eleven, or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any,
     on) any Security of that series at its Maturity; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this
     Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least
     25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and

                                      -38-

     requiring it to be remedied and stating that such notice is a "Notice of
     Default" hereunder; or

          (5) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company (including a default with respect to Securities of any series other than that series) having an aggregate principal amount outstanding of at least $50,000,000, or under any mortgage, indenture or instrument (including this Indenture) under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company having an aggregate principal amount outstanding of at least $50,000,000, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such acceleration having been rescinded or annulled within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the
     Trustee by the Holders of at least 10% in principal amount of the
     Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default"
     hereunder; provided, however, that, subject to the provisions of Sections
     601 and 602, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any mortgage, indenture or other instrument; or

          (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

          (7) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency,

                                      -39-

     reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (8) any other Event of Default provided with respect to Securities of that series.

Section 502. Acceleration of Maturity; Rescission and Annulment.

          (a) If an Event of Default (other than an Event of Default specified in Section 501(6) or 501(7)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the
Trustee or the Holders of not less than 25% in principal amount of the
Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 501(6) or 501(7) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount
Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

          (b) At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this
Article provided, the Holders of a majority in principal amount of the
Outstanding Securities of that series,

                                      -40-

by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

               (i) all overdue interest on all Securities of that series,

               (ii) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

               (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the
          Trustee, its agents and counsel;

     and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

          (a) The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

                                      -41-

the Company will, upon demand of the Trustee, pay to it, for the benefit of the
Holders of such Securities, the whole amount then due and payable on such
Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceedings to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

          (b) If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504. Trustee May File Proofs of Claim.

          (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the
Securities or the property of the Company or of such other obligor or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all action authorized under the Trust
Indenture Act in order to have the claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the
Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the
Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

                                      -42-

          (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the
Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 505. Trustee May Enforce Claims Without Possession of Securities.

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506. Application of Money Collected.

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section
607;

          SECOND: Subject to Article Eleven, to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the
Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any)
and interest, respectively; and

          THIRD: The balance, if any, to the Company.

Section 507. Limitation on Suits.

          No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                                      -43-

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the
     Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such
Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium and
             Interest.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to
Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509. Restoration of Rights and Remedies.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the

                                      -44-

Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510. Rights and Remedies Cumulative.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the
Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511. Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512. Control by Holders.

          The Holders of not less than a majority in principal amount of the
Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the
Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability, for which the

                                      -45-

     security or indemnity offered pursuant to Section 603(e) would not be sufficient.

Section 513. Waiver of Past Defaults.

          (a) Subject to Section 502, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may, on behalf of the Holders of all the Securities of such series, by notice to the Trustee, waive an existing or past default with respect to the Securities of such series and its consequences, except a default

          (1) in the payment of principal of (or premium, if any) or interest on any Security of such series, or in the deposit of any sinking fund payment when and as due, or

          (2) in respect of a covenant or provision hereof which under Article
     Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          (b) Upon any such waiver, such default shall cease to exist, and any
Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514. Undertaking for Costs.

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the
Company.

Section 515. Waiver of Stay or Extension Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture;

                                      -46-

and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the
Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   The Trustee

Section 601. Certain Duties and Responsibilities.

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this
Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602. Notice of Defaults.

          If a default known to the Trustee occurs hereunder with respect to the
Securities of any series, the Trustee shall transmit by mail to all Holders of
Securities of such series, as their names and addresses appear in the Security
Register by the time required by the Trust Indenture Act, notice of such default hereunder, unless such default shall have been cured or waived; provided, however, that, in the case of any default of the character specified in Section
501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603. Certain Rights of Trustee.

          Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of

                                      -47-

indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the
Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;
and

          (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) The Trustee shall not be deemed to have notice of a Default or an
Event of Default unless (a) the Trustee has received written notice thereof from the Company or any Holder or (b) a Responsible Officer shall have actual knowledge thereof; and

                                      -48-

          (i) For the avoidance of doubt, permissive rights of the Trustee designated as such and enumerated herein shall not be construed as duties.

Section 604. Not Responsible for Recitals or Issuance of Securities.

          The recitals contained herein and in the Securities, except the
Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this
Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605. May Hold Securities.

          The Trustee, any Authenticating Agent, any Paying Agent, any Security
Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security
Registrar or such other agent.

Section 606. Money Held in Trust.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 607. Compensation and Reimbursement.

          (a) The Company agrees:

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the
     Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision

                                      -49-

     of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

Section 608. Disqualification; Conflicting Interests.

          The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any specific series, this Indenture shall be excluded with respect to Securities of any series of Securities other than that specific series.

Section 609. Corporate Trustee Required; Eligibility.

          There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be a Trustee hereunder for
Securities of one or more other series and each of which shall be a corporation organized and doing business under the laws of the United States of America, any
State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610. Resignation and Removal; Appointment of Successor.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of

                                      -50-

appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the
Securities of such series.

          (c) The Trustee may be removed at any time with respect to the
Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

          (d) If at any time:

          (1) the Trustee shall fail to comply with Section 608(a) after written request therefor by the Company or by any Holder who has been a bona fide
     Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such
     Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,

then, in any such case, (i) the Company by a Board Resolution may remove the
Trustee with respect to all securities, or (ii) subject to Section 514, any
Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all
Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board
Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect

                                      -51-

to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any Series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the
Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any Series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any
Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all
Holders of Securities of such series in the manner provided for in Section 106.
Each notice shall include the name of the successor Trustee with respect to the
Securities of such series and the address of its Corporate Trust Office.

Section 611. Acceptance of Appointment by Successor.

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor

                                      -52-

Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such
Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) and (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612. Merger, Conversion, Consolidation or Succession to Business.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have

                                      -53-

been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such
Securities.

Section 613. Preferential Collection of Claims Against Company.

          The Trustee shall comply with Section 311(a) of the Trust Indenture
Act with respect to each series of Securities for which it is Trustee.

Section 614. Appointment of Authenticating Agent.

          (a) The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the
Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an
Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating
Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such
Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such
Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          (b) Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an
Authenticating Agent, provided that such corporation shall be otherwise eligible under this Section, without the

                                      -54-

execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          (c) An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating
Agent which shall be acceptable to the Company and shall give written notice of such appointment in the manner provided for in Section 106 to all Holders of
Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an
Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          (d) The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section and the
Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

          (e) If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

          "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                              UNION BANK OF CALIFORNIA, N.A.,
                                                 as Trustee

                                              By
                                                 -------------------------------
                                                      As Authenticating Agent

                                              By
                                                 -------------------------------
                                                        Authorized Officer"

                                      -55-

                                  ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Company

Section 701. Company to Furnish Trustee Names and Addresses of Holders.

          The Company will furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not later than June 30 and December 31 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding June 15 or December 15, as the case may be, and

          (b) at such other times as the Trustee may request in writing, within
30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar; provided that the Company shall not be obligated to provide such a list of Holders at any time that such list would not differ from the last such list provided by the Company to the Trustee under this
Section 701.

Section 702. Preservation of Information; Communications to Holders.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security
Registrar.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the corresponding rights and privileges of the Trustee, shall be as provided by the
Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

Section 703. Reports by Trustee.

                                      -56-

          (a) The Trustee shall transmit to Holders such reports concerning the
Trustee and its actions under this Indenture as may be required pursuant to
Section 313(a) of the Trust Indenture Act at the times and in the manner provided pursuant thereto. The Trustee shall also comply with the other provisions of Section 313 of the Trust Indenture Act.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the
Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

Section 704. Reports by Company.

          (a) The Company shall:

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange
     Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the
     Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations and to the extent required by the Trust Indenture Act, certificates or opinions of independent public accountants conforming to the requirements of Section
     102(b) as to compliance with conditions or covenants, compliance with which is subject to verification by accountants;

          (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the

                                      -57-

     Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this
     Section as may be required by rules and regulations prescribed from time to time by the Commission; and

          (4) furnish to the Trustee, not less often than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the
     Company's compliance with all conditions and covenants under this Indenture
     (which, for purposes of this paragraph, shall be determined without regard to any period of grace or requirement of notice provided under this
     Indenture).

          (b) Delivery of such reports, information and documents to the Trustee is for informational purposes only, and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on an Officers' Certificate).

                                  ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

Section 801. Company May Consolidate, Etc., Only on Certain Terms.

          The Company shall not consolidate with or merge into any other Person or convey, transfer or lease all or substantially all of its properties and assets to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease all or substantially all of its properties and assets to the Company, unless:

          (1) in case the Company shall consolidate with or merge into another
     Person or convey, transfer or lease all or substantially all of its properties and assets to any Person, the Person formed by or resulting from such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the properties and assets of the Company, shall be a corporation, partnership or trust or limited liability company organized and existing under the laws of the United States of America, any state thereof or the
     District of Columbia, and shall expressly assume, by an indenture (or indentures, if at such time there is more than one Trustee) supplemental hereto, executed by the successor Person and delivered to the Trustee the due and punctual payment of the principal of, any premium and

                                      -58-

     interest on all the Securities and the performance of every obligation in this Indenture and the Outstanding Securities on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an
     Event of Default, shall have happened and be continuing;

          (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with
     (or prior to) all indebtedness secured thereby; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802. Successor Person Substituted.

          Upon any consolidation by the Company with or merger by the Company into any other Person or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Company in accordance with
Section 801, the successor Person formed by such consolidation or into which the
Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor
Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                      -59-

                                  ARTICLE NINE

                             Supplemental Indentures

Section 901. Supplemental Indentures without Consent of Holders.

          Without the consent of any Holders, the Company, when authorized by a
Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the
Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the
     Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the
     Company; or

          (3) to add any additional Events of Default for the benefit of the
     Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of
     Securities in bearer form, registerable or not registerable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

          (5) to add to, change or eliminate any of the provisions of this
     Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any
     Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or
     (B) shall become effective only when there is no such Security Outstanding;
     or

                                      -60-

          (6) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

          (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

          (8) to add to or change any of the provisions of this Indenture with respect to any Securities that by their terms may be converted into securities or other property other than Securities of the same series and of like tenor, in order to permit or facilitate the issuance, payment or conversion of such Securities; or

          (9) to qualify or maintain qualification of this Indenture under the
     Trust Indenture Act; or

          (10) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

Section 902. Supplemental Indentures with Consent of Holders.

          (a) With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the
Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the
Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an
     Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section
     502, or change any Place of Payment where, or the coin or currency in which, any Security or any

                                      -61-

     premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the
     Stated Maturity thereof (or, in the case of redemption, on or after the
     Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding
     Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this
     Indenture, or

          (3) modify any of the provisions of this Section, Section 513 or
     Section 1007, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the
     Trustee" and concomitant changes in this Section and Section 1007, or the deletion of this proviso, in accordance with the requirements of Sections
     611(b) and 901(8).

          (b) A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          (c) It shall not be necessary for any Act of Holders under this
Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903. Execution of Supplemental Indentures.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, in addition to the documents required by Section 102, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904. Effect of Supplemental Indentures.

                                      -62-

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905. Conformity with Trust Indenture Act.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 906. Reference in Securities to Supplemental Indentures.

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the
Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE TEN

                                    Covenants

Section 1001. Payment of Principal, Premium and Interest.

          The Company covenants and agrees for the benefit of each series of
Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 1002. Maintenance of Office or Agency.

          (a) The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the
Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or

                                      -63-

served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          (b) The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003. Money for Securities Payments to Be Held in Trust.

          (a) If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          (b) Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or before each due date of the principal of
(and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the
Persons entitled to such principal, premium or interest, and (unless such Paying
Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          (c) The Company will cause each Paying Agent for any series of
Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2)
during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the
Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

          (d) The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company

                                      -64-

Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such
Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such
Paying Agent shall be released from all further liability with respect to such money.

          (e) Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such
Security shall thereafter, as an unsecured general creditor, look only to the
Company for payment thereof, and all liability of the Trustee or such Paying
Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

Section 1004. Corporate Existence.

          Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and all licenses and permits material to the normal conduct of its business; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1005. [Reserved].

Section 1006. Statement by Officers as to Default.

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers'
Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions, covenants and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder), and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1007. Waiver of Certain Covenants.

          Except as otherwise specified as contemplated by Section 301 for securities of such series, the Company may, with respect to the Securities of any series,

                                      -65-

omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(b)(19), 901(2) or
901(7) for the benefit of the Holders of such series or in any of Sections 1002,
1004 and 1005, inclusive, if before the time for such compliance the Holders of not less than a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition but no such waiver contemplated by this Section 1007 shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 1008. Calculation of Original Issue Discount.

          The Company shall file with the Trustee as promptly as possible after the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on
Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                 ARTICLE ELEVEN

                           Subordination of Securities

Section 1101. Securities Subordinate to Senior Indebtedness.

          (a) The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to Article
Four), the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash of all Senior
Indebtedness.

          (b) This Article Eleven shall constitute a continuing offer to all
Persons who become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness and such holders are made obligees hereunder and any one or more of them may enforce such provisions. Holders of Senior Indebtedness need not prove reliance on the subordination provisions hereof.

Section 1102. Payment Over of Proceeds Upon Dissolution, Etc.

                                      -66-

          (a) Upon any payment or distribution of assets of the Company to creditors upon (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its assets, or (ii) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii)
any assignment for the benefit of creditors or any other marshalling of assets or liabilities of the Company, then and in any such event specified in (i), (ii)
or (iii) above (each such event, if any, herein sometimes referred to as a
"Proceeding");

          (A) the holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all amounts due on or to become due on or in respect of all Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character whether in cash, property or securities (including any payment or distribution which may be payable or deliverable to Holders of the
     Securities made in respect of any other indebtedness of the Company subordinated to the payment of the Securities, such payment or distribution being hereinafter referred to as a "Junior Subordinated Payment"), on account of the principal of or interest on the Securities or on account of any purchase, redemption or other acquisition of Securities by the Company, any Subsidiary of the Company, the Trustee or any Paying Agent (all such payments, distributions, purchases, redemptions and acquisitions, whether or not in connection with a Proceeding, herein referred to, individually and collectively, as a "Securities Payment"); and

          (B) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders of the Securities or the Trustee would be entitled but for the provisions of this Article Eleven (including, without limitation, any Junior Subordinated Payment) shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior
     Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment to the holders of such Senior Indebtedness.

                                      -67-

          (b) In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received in connection with any Proceeding any Securities Payment before all Senior
Indebtedness is paid in full or payment thereof provided for in cash, then and in such event such Securities Payment shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the
Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash after giving effect to any concurrent payment to or for the holders of Senior
Indebtedness.

          (c) For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities"
shall not be deemed to include a payment or distribution of shares or securities of the Company provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law or of any other corporation provided for by such plan of reorganization or readjustment which shares or securities are subordinated in right of payment to all then outstanding Senior Indebtedness to substantially the same extent, or to a greater extent than, the Securities are so subordinated as provided in this
Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Proceeding for the purposes of this
Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

Section 1103. No Payment When Senior Indebtedness in Default.

          (a) In the event that any Senior Payment Default (as defined below)
shall have occurred, then no Securities Payment shall be made, nor shall any property of the Company or any Subsidiary of the Company be applied to the purchase, acquisition, retirement or redemption of the Securities, unless and until such Senior Payment Default shall have been cured or waived in writing or shall have ceased to exist or all amounts then due and payable in respect of such Senior Indebtedness (including amounts that have become and remain due by acceleration) shall have been paid in full in cash. "Senior Payment Default"
means any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness when due, whether at the Stated Maturity of any such payment or by declaration of acceleration of maturity, call for redemption, mandatory payment or prepayment or otherwise.

                                      -68-

          (b) In the event that any Senior Nonmonetary Default (as defined below) shall have occurred and be continuing, then, upon the receipt by the
Company and the Trustee of written notice of such Senior Nonmonetary Default from the holder of such Senior Indebtedness (or the agent, trustee or representative thereof), no Securities Payment shall be made, nor shall any property of the Company or any Subsidiary of the Company be applied to the purchase, acquisition, retirement or redemption of the Securities, during the period (the "Payment Blockage Period") commencing on the date of such receipt of such written notice and ending (subject to any blockage of payments that may then or thereafter be in effect as the result of any Senior Payment Default) on the earlier of (i) the date on which the Senior Indebtedness to which such
Senior Nonmonetary Default relates is discharged or such Senior Nonmonetary
Default shall have been cured or waived in writing or shall have ceased to exist and any acceleration of Senior Indebtedness to which such Senior Nonmonetary
Default relates shall have been rescinded or annulled or (ii) the 179th day after the date of such receipt of such written notice. No more than one Payment
Blockage Period may be commenced with respect to the Securities during any period of 360 consecutive days and there shall be a period of at least 181 consecutive days in each period of 360 consecutive days when no Payment Blockage
Period is in effect. Following the commencement of any Payment Blockage Period, the holders of any Senior Indebtedness will be precluded from commencing a subsequent Payment Blockage Period until the conditions set forth in the preceding sentence are satisfied. For all purposes of this paragraph, no Senior
Nonmonetary Default that existed or was continuing on the date of commencement of any Payment Blockage Period with respect to the Senior Indebtedness initiating such Payment Blockage Period shall be, or be made, the basis for the commencement of a subsequent Payment Blockage Period by holders of Senior
Indebtedness or their representatives unless such Senior Nonmonetary Default shall have been cured for a period of not less than 90 consecutive days. "Senior
Nonmonetary Default" means the occurrence or existence and continuance of any default (other than a Senior Payment Default) or any event which, after notice or lapse of time (or both), would become an Event of Default (other than a
Senior Payment Default), under the terms of any instrument or agreement pursuant to which any Senior Indebtedness is outstanding, permitting (after notice or lapse of time or both) one or more holders of such Senior Indebtedness (or a trustee or agent on behalf of the holders thereof) to declare such Senior
Indebtedness due and payable prior to the date on which it would otherwise become due and payable.

          (c) In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

                                      -69-

          (d) The provisions of this Section shall not apply to any Securities
Payment with respect to which Section 1102 hereof would be applicable.

Section 1104. Payment Permitted If No Default.

          Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any Proceeding referred to in Section 1102 hereof or under the conditions described in Section 1103 hereof, from making Securities Payments.

Section 1105. Subrogation to Rights of Holders of Senior Indebtedness.

          Subject to the payment in full in cash of all Senior Indebtedness, the
Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation)
to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior
Indebtedness until the principal of and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of
Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

Section 1106. Provisions Solely to Define Relative Rights.

          The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this
Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of
Senior Indebtedness and the Holders of the Securities, the obligation of the
Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the
Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or
(b) affect the relative rights against the Company of the Holders of the
Securities and creditors of the Company other than the holders of Senior
Indebtedness; or (c) prevent the Trustee or the Holder of any

                                      -70-

Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

Section 1107. Trustee to Effectuate Subordination.

          Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file a proper claim at least 30 days before the expiration of the time to file such claim, then the holders of the Senior Indebtedness and their agents, trustees or other representatives are authorized to do so (but shall in no event be liable for any failure to do so) for and on behalf of the Holders of the Securities.

Section 1108. No Waiver of Subordination Provisions.

          (a) No right of any present or future holder of any Senior
Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          (b) Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the
Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of
Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter,
Senior Indebtedness, or otherwise amend or supplement in any manner Senior
Indebtedness or any instrument evidencing the same or any agreement under which
Senior Indebtedness is outstanding; (ii) permit the Company to borrow, repay and then reborrow any or all of the Senior Indebtedness; (iii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iv) release any Person liable in any manner for the collection of Senior

                                      -71-

Indebtedness; (v) exercise or refrain from exercising any rights against the
Company and any other Person; and (vi) apply any sums received by them to Senior
Indebtedness.

Section 1109. Notice to Trustee.

          (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities or that would end such prohibition.
Notwithstanding the provisions of this Article or any other provision of this
Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities or that would end such prohibition, unless and until a
Responsible Officer of the Trustee shall have received written notice thereof from the Company, any holder of Senior Indebtedness or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601 hereof, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice of any prohibition provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose
(including, without limitation, the payment of the principal of or interest on any Security), then, anything herein contained to the contrary notwithstanding, but without limiting the rights and remedies of the holders of Senior
Indebtedness or any trustee, fiduciary or agent therefor, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date. Any notice required or permitted to be given to the Trustee by a holder of Senior Indebtedness or by any agent, trustee or representative thereof shall be in writing and shall be sufficient for every purpose hereunder if in writing and either (i) sent via facsimile to the Trustee, the receipt of which shall be confirmed via telephone, or (ii) mailed, first class postage prepaid, or sent by overnight carrier, to the Trustee addressed to its Corporate
Trust Office or to any other address furnished in writing to such holder of
Senior Indebtedness by the Trustee.

          (b) Subject to the provisions of Section 601 hereof, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefore) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee, fiduciary or agent therefor. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior
Indebtedness to participate in any payment or distribution pursuant to this
Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which

                                      -72-

such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          (c) Notwithstanding anything else contained herein, no notice, request or other communication to or with the Trustee shall be deemed given unless received by a Responsible Officer at the Corporate Trust Office.

Section 1110. Reliance on Judicial Order or Certificate of Liquidating Agent.

          Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601 hereof, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior
Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall apply only if such court has been apprised of the provisions of this Article.

Section 1111. Trustee Not Fiduciary for Holders of Senior Indebtedness.

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

Section 1112. Rights of Trustee as Holder of Senior Indebtedness; Preservation
              of Trustee's Rights.

          (a) The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of
Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          (b) Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607 hereof.

                                      -73-

Section 1113. Article Applicable to Paying Agents.

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee"
as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1111 hereof shall not apply to the Company or any
Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                                 ARTICLE TWELVE

                            Redemption of Securities

Section 1201. Applicability of Article.

          Securities of any series which are redeemable before their Stated
Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series)
in accordance with this Article.

Section 1202. Election to Redeem; Notice to Trustee.

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption
Date and of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (A) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this
Indenture or (B) pursuant to an election of the Company that is subject to a condition specified in the terms of such Securities or elsewhere in this
Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

Section 1203. Selection by Trustee of Securities to Be Redeemed.

          (a) If less than all the Securities of any series are to be redeemed
(unless all the Securities of such series and of a specified tenor are to be redeemed or

                                      -74-

unless such redemption affects only a single Security), the particular
Securities to be redeemed shall be selected not more than 60 days prior to the
Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the
Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

          (b) The Trustee shall promptly notify the Company in writing of the
Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          (c) The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such
Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the
Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

          (d) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1204. Notice of Redemption.

          Notice of redemption shall be given in the manner provided in Section
106 not less than 30 days nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the
Security Register.

          All notices of redemption shall state:

          (1) the Redemption Date,

                                      -75-

          (2) the Redemption Price or, if not then ascertainable, the manner of calculation thereof,

          (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such
     Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

          (4) the CUSIP numbers of the Securities to be redeemed,

          (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

          (7) that the redemption is for a sinking fund, if such is the case.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the
Trustee in the name and at the expense of the Company.

Section 1205. Deposit of Redemption Price.

          On or prior to 10:00 a.m., New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the
Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption
Price of, and (except if the Redemption Date shall be an Interest Payment Date unless otherwise specified as contemplated by Section 301) accrued interest on, all the Securities which are to be redeemed on that date.

Section 1206. Securities Payable on Redemption Date.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the
Redemption Price therein specified, and from and after such date (unless the
Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price,

                                      -76-

together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor
Securities, registered as such at the close of business on the relevant Record
Dates according to their terms and the provisions of Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1207. Securities Redeemed in Part.

          Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                ARTICLE THIRTEEN

                                  Sinking Funds

Section 1301. Applicability of Article.

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1302. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of
Securities of such series.

                                      -77-

Section 1302. Satisfaction of Sinking Fund Payments with Securities.

          The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit
Securities of a series which have been redeemed either at the election of the
Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such
Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such
Securities shall be received and credited for such purpose by the Trustee at the
Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1303. Redemption of Securities for Sinking Fund.

          Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers'
Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1302 and stating the basis for such credit and that such
Securities have not been previously so credited and will also deliver to the
Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section
1203 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1204. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1206 and 1207.

                                ARTICLE FOURTEEN

                       Defeasance and Covenant Defeasance

Section 1401. Applicability of Article; Company's Option to Effect Defeasance or
              Covenant Defeasance.

          If pursuant to Section 301 provision is made for either or both of (a)
Defeasance of the Securities of a series under Section 1402 or (b) Covenant
Defeasance of the Securities of a series under Section 1403, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Fourteen,

                                      -78-

shall be applicable to the Securities of such series, and the Company may at its option, at any time, with respect to the Securities of such series, elect to have either Section 1402 (if applicable) or Section 1403 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Fourteen. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities.

Section 1402. Defeasance and Discharge.

          Upon the Company's exercise of its option (if any) to have this
Section applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section, and the provisions of Article Eleven shall cease to be effective, on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter called
"Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such
Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder:

          (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due,

          (2) the Company's obligations with respect to such Securities under
     Sections 304, 305, 306, 1002 and 1003,

          (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and

          (4) this Article Fourteen.

Subject to compliance with this Article Fourteen, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 1403 applied to such
Securities.

Section 1403. Covenant Defeasance.

                                      -79-

          Upon the Company's exercise of its option (if any) to have this
Section applied to any Securities or any series of Securities, as the case may be,

          (1) the Company shall be released from its obligations under Section
     801(3), and any covenants provided pursuant to Section 301(b)(19), 901(2)
     or 901(7) for the benefit of the Holders of such Securities, and

          (2) the occurrence of any event specified in Sections 501(4) (with respect to any of Section 801(3), and any such covenants provided pursuant to Section 301(b)(19), 901(2) or 901(7)) and 501(8) shall be deemed not to be or result in an Event of Default,

in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1404 are satisfied
(hereinafter called "Covenant Defeasance"). For this purpose, such Covenant
Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section, Clause or Article or by reason of any reference in any such Section, Clause or Article to any other provision herein or in any other document, but the remainder of this Indenture and such
Securities shall be unaffected thereby. Following a Covenant Defeasance, payment of the Securities of such series may not be accelerated because of or by reference to the Sections specified above in this Section 1403.

Section 1404. Conditions to Defeasance or Covenant Defeasance.

          The following shall be the conditions precedent to application of either Section 1402 or Section 1403 to the Outstanding Securities of such series:

          (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this
     Article Fourteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities,

               (i) money in an amount, or

               (ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in

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          accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or

               (iii) a combination thereof,

     sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (in case U.S. Government Obligations have so been deposited), to pay and discharge, and which shall be applied by the Trustee
     (or other qualifying trustee) to pay and discharge, (i) the principal of
     (and premium, if any) and interest on the Outstanding Securities of such series to maturity or redemption, as the case may be, and (ii) any mandatory sinking fund payments or analogous payments applicable to the
     Outstanding Securities of such series on the due dates thereof. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with
     Article Twelve, which shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x)
     direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of
     America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt.

          (2) In the event of an election to have Section 1402 apply to any
     Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A)
     the Company has received from, or there has been published by, the Internal
     Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case
     (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for
     Federal income tax purposes

                                      -81-

     as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          (3) In the event of an election to have Section 1403 apply to any
     Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for
     Federal income tax purposes as a result of the deposit and Covenant
     Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (4) The Company shall have delivered to the Trustee an Officers'
     Certificate to the effect that neither such Securities nor any other
     Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

          (5) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing (A) on the date of such deposit or (other than an Event of Default resulting from the incurrence of indebtedness all or a portion of which the proceeds of which will be used to defease the Securities concurrently with such incurrence) (B) insofar as subsections 501(6) and (7) are concerned, at any time during the period ending on the 90th day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that the condition in this clause (B) is a condition subsequent and shall not be deemed satisfied until the expiration of such period).

          (6) Such Defeasance or Covenant Defeasance shall not (A) cause the
     Trustee for the Securities of such series to have a conflicting interest as defined in Section 608 or for purposes of the Trust Indenture Act with respect to any securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

          (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

                                      -82-

          (8) No event or condition shall exist that, pursuant to the provisions of Article Eleven, would prevent the Company from making payments of the principal of (and any premium) or interest on the Securities of such series on the date of such deposit.

          (9) The Company shall have delivered to the Trustee an Opinion of
     Counsel substantially to the effect that (i) the trust funds deposited pursuant to this Section will not be subject to any rights of holders of
     Senior Indebtedness, including those arising under Article Eleven, and (ii)
     after the 90th day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, except that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company, no opinion is given as to the effect of such laws on the trust funds except the following: (A) assuming such trust funds remained in the possession of the trustee with whom such funds were deposited prior to such court ruling to the extent not paid to Holders of such Securities, such trustee would hold, for the benefit of such Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise, (B) such Holders would be entitled to receive adequate protection of their interests in such trust funds if such trust funds were used and (C) no property, rights in property or other interests granted to such trustee for the Trustee or such Holders in exchange for or with respect to any such funds would be subject to any prior rights of holders of Senior Indebtedness, including those arising under Article Eleven.

          (10) The Company shall have delivered to the Trustee an Officers'
     Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Defeasance under Section 1402 or the Covenant Defeasance under Section 1403 (as the case may be) have been complied with.

Section 1405. Deposited Money and U.S. Government Obligations to be Held in
              Trust; Other Miscellaneous Provisions.

          (a) Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof)
deposited with the Trustee (or other qualifying trustee -- collectively, for purposes of this Section 1405, the "Trustee") pursuant to Section 1404 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become

                                      -83-

due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law. Money and U.S. Government Obligations (including the proceeds thereof) so held in trust shall not be subject to the provisions of Article Eleven, provided that the applicable conditions of Section 1404 have been satisfied.

          (b) Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (in case
U.S. Government Obligations are so being held by the Trustee), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance.

Section 1406. Reinstatement.

          If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1402 or 1403 by reason of any order or judgment or any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Fourteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1402 or 1403;
provided, however, that if the Company makes any payment of principal of (and premium, if any) any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

                            *    *    *    *    *

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                      -84-

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                         ORMAT TECHNOLOGIES, INC.

                                         By: /s/ Yehudit Bronicki
                                             -----------------------
                                             Name:  Yehudit Bronicki
                                             Title: Chief Executive Officer and
                                                    President

                                         UNION BANK OF CALIFORNIA, N.A.,
                                            as Trustee

                                         By: /s/ James V. Myers
                                             -----------------------
                                             Name:  James V. Myers
                                             Title: Trust Officer

                                      -85-